EXHIBIT 10.1
EXECUTION COPY
THIRD AMENDMENT
     THIRD AMENDMENT, dated as of August 7, 2008 (this “Third Amendment”), to the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association, as agent (in such capacity, the “Agent”).
W I T N E S S E T H :
     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;
     WHEREAS, the Borrower has requested that the Required Lenders amend the Credit Agreement, and the Required Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Required Lenders, and the Agent agree as follows:
     SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement.
     SECTION 2. AMENDMENTS.
          2.1 Amendment to Section 1.01.
          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:
     “Deferred Tax Valuation Allowance” means any valuation allowance applied to deferred tax assets as determined in accordance with GAAP and included in the financial statements of the Borrower.
     “Disqualified Stock” means any equity interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the date which is six months after the Termination Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any equity interests referred to in (a) above, in each case at any time on or prior to the date which is six months after the Termination

Date, or (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations and termination of all Commitments; provided, however, that any equity interests that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such equity interests is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such equity interests upon the occurrence of a change in control or an asset sale occurring prior to the Termination Date shall not constitute Disqualified Stock if such equity interests provide that the issuer thereof will not redeem any such equity interests pursuant to such provisions prior to the repayment in full of the Obligations and termination of all Commitments.
     “Minimum Consolidated Tangible Net Worth Level” means, at any time, the applicable level determined by reference to the Consolidated Tangible Net Worth of the Borrower set forth in the grid below:

Minimum Consolidated
Consolidated Tangible Net Worth	Tangible Net Worth Level
Greater than or equal to $350,000,000	Level I
Less than $350,000,000 but greater than $250,000,000	Level II
Less than $250,000,000 but greater than $100,000,000	Level III
; provided that, (x) if Consolidated Tangible Net Worth is greater than or equal to $350,000,000 at the time of determination, but either (a) the Leverage Ratio at such time, calculated excluding 100% of the effect on Consolidated Tangible Net Worth resulting from the recording of any Deferred Tax Valuation Allowance in any fiscal quarter ending after March 31, 2008, exceeds 3.50 to 1.00 or (b) the Leverage Ratio at such time, calculated including 100% of the effect on Consolidated Tangible Net Worth resulting from the recording of any Deferred Tax Valuation Allowance in any fiscal quarter ending after March 31, 2008, exceeds 5.00 to 1.00, then the Minimum Consolidated Tangible Net Worth Level shall be Level II, (y) the Minimum Consolidated Tangible Net Worth Level shall be deemed to be at Level I on and after the Third Amendment Effective Date until such time as the next quarterly or annual financial statements are delivered pursuant to Section 5.08(1) or 5.08(2) and (z) if at any time the Minimum Consolidated Tangible Net Worth Level is reduced to Level II or Level III, it shall not be raised at any subsequent time regardless of any subsequent level of Consolidated Tangible Net Worth.
     “Secured Borrowing Base Loan Coverage Minimum” means at any time (a) the Minimum Consolidated Tangible Net Worth Level is at Level I, 3.0 to

1.0; (b) the Minimum Consolidated Tangible Net Worth Level is at Level II, 4.50 to 1.00; and (c) the Minimum Consolidated Tangible Net Worth Level is at Level III, 6.00 to 1.00; provided that, if the Interest Coverage Ratio for the fiscal quarter ended June 30, 2010 shall be less than 1.00 to 1.00, the Secured Borrowing Base Loan Coverage Minimum shall be 4.50 to 1.00, unless Minimum Consolidated Net Worth is at Level III, in which case the Secured Borrowing Base Loan Coverage Minimum shall be 6.00 to 1.00.
     “Secured Borrowing Base Loan Coverage Ratio” means, at any time, the ratio of the Secured Borrowing Base to the Aggregate Outstanding Extensions of Credit.
     “Third Amendment” means the Third Amendment, dated as of August 7, 2008, to and under this Agreement.
     “Third Amendment Effective Date” means the date that the Third Amendment becomes effective in accordance with its terms.
          (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions: “Adjusted Land Value”, “Collateral Release Conditions”, “Collateral Release Date”, “Interim Period”, “Senior Notes Litigation” and “Senior Notes Resolution”.
          (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Aggregate Commitment” in its entirety and inserting in lieu thereof the following:
     “Aggregate Commitment” means, at any time after the Third Amendment Effective Date, the aggregate Commitments of all the Lenders in the amount determined by reference to the Minimum Consolidated Tangible Net Worth Level set forth in the grid below, as such commitment amount may be reduced or increased from time to time pursuant to the terms of this Agreement:

Minimum Consolidated Tangible Net Worth Level	Aggregate Commitment Amount
Level I	$400,000,000
Level II	$250,000,000
Level III	$100,000,000
; provided that, if the Interest Coverage Ratio for the fiscal quarter ending June 30, 2010 shall be less than 1.00 to 1.00, the Aggregate Commitment Amount shall be reduced to the lower of (a) $200,000,000, if the Minimum Consolidated Tangible Net Worth Level is at Level I or Level II, and (b) $100,000,000 if the Minimum Consolidated Tangible Net Worth Ratio is at Level III.

          (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Commitment Rate” in its entirety and inserting in lieu thereof the following:
     “Applicable Commitment Rate” means, as at any date of determination, a rate per annum equal to (a) 0.35% if the average daily unused portion of the Aggregate Commitment during the fiscal quarter ending on or immediately prior to such date of determination equals or exceeds 50% of the Aggregate Commitment, and (b) 0.25% if the average daily unused portion of the Aggregate Commitment during the fiscal quarter ending on or immediately prior to such date of determination is less than 50% of the Aggregate Commitment.
          (e) Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “except for Liens permitted under Sections 6.01(1), (2) or (6)” in the definition of “Borrowing Base” with the following: “except for Liens permitted under Sections 6.01(1), (2), (6) or (7)”.
          (f) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing Base Debt” in its entirety and inserting in lieu thereof the following:
     “Borrowing Base Debt” means the Aggregate Outstanding Extensions of Credit.
          (g) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Inventory Valuation Date” in its entirety and inserting in lieu thereof the following:
     “Inventory Valuation Date” means the last day of the most recent calendar month of the Borrower with respect to which the Borrower is required to have delivered a Borrowing Base Certificate pursuant to Section 5.08(6) and Section 2.01.2(b)(ix).
          (h) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Secured Borrowing Base” in its entirety and inserting in lieu thereof the following:
     “Secured Borrowing Base” means, with respect to any date of determination, an amount equal to the sum of the following assets of the Borrower and all Guarantors which are Wholly-Owned Subsidiaries of Borrower with respect to which the Borrower shall have satisfied the Secured Borrowing Base Conditions: an amount equal to (i) (x) if the Secured Borrowing Base Loan Coverage Minimum is 3.0 to 1.0, 300% of the Unrestricted Cash, (y) if the Secured Borrowing Base Loan Coverage Minimum is 4.5 to 1.0, 450% of the Unrestricted Cash and (z) if the Secured Borrowing Base Loan Coverage Minimum is 6.0 to 1.0, 600% of the Unrestricted Cash plus (ii) 100% of the book value of Receivables from Housing Unit Closings plus (iii) 100% of the book value of Lots under Development plus (iv) 100% of the book value of Finished

Lots plus (v) 100% of the book value of Speculative Housing Units plus (vi) 100% of the book value of Housing Units under Contract minus (vii) for any asset the value of which is included in clauses (i)-(vi) above and which is subject to a Lien permitted under Section 6.01(7), (x) the amount to be paid by the Borrower or any Subsidiary under any profit sharing or marketing agreement with respect thereto if the amount due under such agreement is a determined dollar amount or (y) if the amount to be paid by the Borrower or any Subsidiary under any profit sharing or marketing agreement with respect to such asset is a percentage of book value or gross sales price of such asset, the agreed upon percentage multiplied by the book value of such asset; provided that, if the Agent has an Acceptable Appraisal with respect to a Real Property (or any portion thereof) that is included in the Secured Borrowing Base, then the amount of availability includable in the Secured Borrowing Base attributable to such Real Property (or portion thereof) shall be equal to the lesser of (A) the amounts calculated as set forth above and (B) the amounts that would be calculated as set forth using the Appraised Value of such Real Property (or portion thereof) instead of book value. Notwithstanding anything to the contrary herein, (x) not more than 30% of the total aggregate Secured Borrowing Base (including, without limitation, Unrestricted Cash and Receivables) shall be comprised of Lots Under Development and Finished Lots and (y) not more than 25% of the total aggregate Secured Borrowing Base (including, without limitation, Unrestricted Cash and Receivables) shall be comprised of Secured Borrowing Base Assets of the type described in the foregoing clauses (iii) through (vi) that relate to property located in a Single Market; provided further that, at any time the Minimum Consolidated Tangible Net Worth Level is at either Level II or Level III, Lots Under Development shall be excluded from the Secured Borrowing Base for the determining compliance with Section 2.01.2(b).
          2.2 Section 2.01.2(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (a) [Intentionally Deleted.]
          2.3 Section 2.01.2(b)(i) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (b) Secured Borrowing Base. (i) On and after the Third Amendment Effective Date, (A) at any time after the date that is sixty (60) days following the Third Amendment Effective Date, the Secured Borrowing Base Loan Coverage Ratio must exceed the Secured Borrowing Base Loan Coverage Minimum as of the most recent date of determination, and (B) no Loan shall be made, and no Facility Letter of Credit shall be issued or amended, if after giving effect to the incurrence of such Loan or the issuance or amendment of such Facility Letter of Credit, the then effective Secured Borrowing Base Loan Coverage Ratio does not exceed the Secured Borrowing Base Loan Coverage Minimum as of the most recent date of determination; provided that, a Loan shall not be deemed to have increased the amount of the Aggregate Outstanding

Extensions of Credit to the extent that the proceeds of such Loan are immediately used to repay a Swing Line Loan theretofore included in the calculation of Aggregate Outstanding Extensions of Credit.
          2.4 Section 2.01.2(b)(v) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (v) The Agent and the Lenders hereby agree that (A) upon satisfaction of the Permitted Secured Debt Conditions, all of the security interests and Liens shall be deemed to be forever released, discharged and terminated on the applicable Collateral being pledged to the secured party providing the Secured Debt only to the extent such Secured Debt is permitted under Section 6.02 (it being understood that, in the case of this clause (A), no Liens shall be released, discharged or terminated on Collateral included in the Secured Borrowing Base and the proceeds thereof) and (B) upon the occurrence of the Termination Date and payment in full of the all outstanding Obligations (or, with respect to outstanding Facility Letters of Credit, cash collateralization or other arrangements reasonably satisfactory to Issuer thereof and the Agent) all of the security interests in, and Liens on, the Collateral, shall be deemed to be forever released, discharged and terminated. From and after the date that the Permitted Secured Debt Conditions shall have been satisfied or the Termination Date shall have occurred and all outstanding Obligations shall have been paid in full (or, with respect to outstanding Facility Letters of Credit, cash collateralized or provided for pursuant to other arrangements reasonably satisfactory to Issuer thereof and the Agent), the Agent shall (x) execute (as applicable) and deliver Uniform Commercial Code termination statements (and to, the extent permitted under the Uniform Commercial Code in effect in any relevant jurisdiction, does hereby authorize the Loan Parties from and after the date that the Permitted Secured Debt Conditions shall have been satisfied to file, or cause to be filed, such termination statements), intellectual property release documents and such other instruments of release and discharge pertaining to the security interests and other Liens granted to the Agent pursuant to the Security Documents in any of the Collateral being so released as the Borrower may reasonably request to effectuate, or reflect of public record, the release and discharge of all such security interests and Liens and (y) deliver promptly all Collateral in its possession to the extent that the Liens on such Collateral are being released, discharged or terminated. All of the foregoing deliveries shall be at the expense of the Borrower, with no liability to the Agent or any Lender, and with no representation or warranty by or recourse to the Agent or any Lender.
          2.5 Amendment to Sections 2.05 (a), (b) and (c). Sections 2.05(a), (b) and (c) of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting in lieu thereof the following:
     (a) On and after the Third Amendment Effective Date, the Applicable Eurodollar Margin shall be determined by reference to the Minimum

Consolidated Tangible Net Worth Level in accordance with the following pricing grid and the provisions of this Section 2.05:

Minimum Consolidated Tangible Net Worth Level	Applicable Eurodollar Margin
Level I	4.50%
Level II	5.00%
Level III	5.50%
     (b) The Applicable Eurodollar Margin under the foregoing pricing grid shall be determined with reference to the Minimum Consolidated Tangible Net Worth Level as of the last day of each fiscal quarter. The determination of the Minimum Consolidated Tangible Net Worth Level shall be made from the then most recent annual or quarterly financial statements of the Borrower delivered by the Borrower pursuant to Sections 5.08(1) and 5.08(2), and the adjustment, if any, to the Applicable Eurodollar Margin shall take place on, and be effective from and after, the fifth Business Day after the date on which the Agent has received such financial statements.
     (c) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or a calculation error, the Borrower or the Agent determines that (i) the Minimum Consolidated Tangible Net Worth Level as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Minimum Consolidated Tangible Net Worth Level would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Agent, for the account of the applicable Lenders, promptly on demand by the Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States of America, automatically and without further action by the Agent, any Lender, or any Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Agent, any Lender, or any Issuer, as the case may be under Article VIII. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.
          2.6 Amendment to Section 2.11(c). Section 2.11(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

     (c) If at any time the Aggregate Outstanding Extensions of Credit exceeds the lesser of the Secured Borrowing Base and the Aggregate Commitment, then the Borrower shall within two Business Days thereafter prepay Loans and/or cash collateralize the Facility Letter of Credit Obligations in an aggregate amount equal to any such excess; provided that, the Borrower shall not be required to so prepay or cash collateralize at any time during the period commencing on the Third Amendment Effective Date and ending on the date that is sixty (60) days following the Third Amendment Effective Date;
          2.7 Amendment to Section 2.22.1(b). Section 2.22.1(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (b) The Borrower shall not request, and no Issuer shall issue, a Facility Letter of Credit for any purpose other than for purposes for which Loan proceeds may by used, provided that, the Borrower shall not request Facility Letters of Credit for any purposes other than for such purposes which are permitted to be secured by a “Permitted Lien” under, and as defined in, each of the Senior Indentures without regard to the provisions of clause (xi) thereunder”
          2.8 Amendment to Section 2.22.3(iii)(a). Section 2.22.3(iii)(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (a) The representations and warranties contained in Article IV of this Agreement are correct in all material respects on and as of such Issuance Date as though made on and as of such Issuance Date except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is correct in all material respects as of such earlier date, provided that this condition shall be deemed to have been waived solely to the extent that the representations and warranties contained in Section 4.04 (Financial Statements), Section 4.06 (Other Agreements), Section 4.07 (Litigation), Section 4.14 (Law; Environment) and Section 4.17 (Accuracy of Information) are incorrect, incomplete or misleading as a result of (or in the case of the representations and warranties contained in Section 4.07, directly resulting from) the matters identified in the Borrower’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (it being understood that any certificate to be delivered pursuant to this Section may be so qualified);
          2.9 Amendment to Section 2.22.3(iii)(c). Section 2.22.3(iii)(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (c) [Intentionally Omitted.]

          2.10 Amendment to Section 2.22.6(c). Section 2.22.6(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (c) If any draft is paid under any Facility Letter of Credit, the Borrower shall reimburse the Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment, not later than 12:00 Noon, Charlotte, North Carolina time, on (i) the Business Day immediately following the day that the Borrower receives notice of such draft, if such notice is received on such day prior to 10:00 A.M., Charlotte, North Carolina time, or (ii) if clause (i) above does not apply, the second Business Day following the day that the Borrower receives such notice. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (x) until the Business Day next succeeding the date when such payment is required as set forth above, Section 2.07(a) and (y) thereafter, Section 2.07(d).
          2.11 Amendment to Section 3.02. Section 3.02 of the Credit Agreement is hereby amended by deleting clauses (1)(a)-(c) in such Section in their entirety and inserting in lieu thereof the following:
     (a) The representations and warranties contained in Article IV of this Agreement are correct in all material respects on and as of the date of such Loan as though made on and as of such date except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is correct in all material respects as of such earlier date, provided that this condition shall be deemed to have been waived solely to the extent that the representations and warranties contained in Section 4.04 (Financial Statements), Section 4.06 (Other Agreements), Section 4.07 (Litigation), Section 4.14 (Law; Environment) and Section 4.17 (Accuracy of Information) are incorrect, incomplete or misleading as a result of (or in the case of the representations and warranties contained in Section 4.07, directly resulting from) the matters identified in the Borrower’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (it being understood that any certificate to be delivered pursuant to this Section may be so qualified);
     (b) No Default or Event of Default has occurred and is continuing, or would result from such Loan; and
     (c) [Intentionally Omitted.]
          2.12 Amendments to Section 4.18. Section 4.18(a) of the Credit Agreement is hereby amended by replacing the phrase “Liens permitted under Section 6.01(1) through (6)” therein with the following: “Liens permitted under Section 6.01(1) through (7)”, and by deleting the phrase “the Collateral Release Date or other” therein. Section 4.18(b) of the Credit Agreement is hereby amended by inserting after the phrase “clause (c) of the definition of Mortgage Conditions” therein the following: “and other than Liens permitted pursuant to clause

(g) of the definition of Mortgage Conditions or Section 6.01(7)” and by deleting the phrase “the Collateral Release Date or other” therein.
          2.13 Amendment to Section 4.19. Section 4.19 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 4.19 Certain Representations and Warranties. The representations and warranties contained in Section 4.04 (Financial Statements), Section 4.06 (Other Agreements), Section 4.07 (Litigation), Section 4.14 (Law; Environment) and Section 4.17 (Accuracy of Information) shall be deemed to be made as set forth in this Agreement except that such representations and warranties shall be deemed to be made with an exception for (or in the case of the representations and warranties contained in Section 4.07, the matters directly resulting from) the matters identified in the Borrower’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.
          2.14 Amendments to Section 5.08. Section 5.08 of the Credit Agreement is hereby amended by (x) deleting clause (4) thereof in its entirety and inserting in lieu thereof the following: “(4) [Intentionally Deleted]”, (y) deleting clause (6) thereof in its entirety and inserting in lieu thereof the following: “(6) [Intentionally Deleted]”, and (z) deleting clause (9) thereof in its entirety and inserting in lieu thereof the following: “(9) [Intentionally Deleted]”.
          2.15 Amendments to Section 5.14. Section 5.14 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 5.14 [Intentionally omitted.]
          2.16 Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by adding the following new clause (7) thereto and renumbering existing clauses (7) and (8) thereof to be clauses (8) and (9), respectively:
     (7) Liens in favor of a seller of Entitled Land, Lots Under Development or Finished Lots requiring the Borrower or any Subsidiary to make a payment upon the future sale of such Entitled Land, Lots Under Development or Finished Lots in an amount not to exceed five percent (5%) of the gross sales price or in the case of profit sharing or marketing agreements an amount that is reasonable and customary in the industry and market;
          2.17 Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 6.02 Secured Debt. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Secured Debt, except for Secured Debt in an aggregate amount outstanding at any one time not exceeding (a) $300,000,000 plus (b) the amount (if any) of any secured Debt of an entity acquired by Borrower after the Closing Date; provided that, (i) such secured Debt was in existence prior to the date of such Acquisition and was not incurred in anticipation thereof and (ii) the Liens securing such Debt do not extend to any other assets other than those theretofore encumbered by such Liens plus (c) an amount equal to any reduction of the Aggregate Commitment as a result of any change in the applicable Minimum Consolidated Tangible Net Worth Level after the Third Amendment Effective Date.
          2.18 Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 6.06 Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of, or permit any Subsidiary to sell, lease, assign, transfer, or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of subsidiaries, receivables, and leasehold interests), except (a) for (1) Inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business, provided that, the Borrower is in compliance with Section 2.01.2(b)(i) hereof and no Event of Default has occurred and is continuing; or (3) the sale and leaseback of model homes; (b) that any Guarantor may sell, lease, assign, or otherwise transfer its assets to the Borrower or any other Guarantor in connection with an Internal Reorganization or otherwise; and (c) that the provisions of this Section 6.06 shall not affect or limit the Borrower’s obligations under Section 6.03.
          2.19 Amendment to Section 6.07. Section 6.07 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 6.07 Investments. Make, or permit any Subsidiary to make, any loan or advance to any Person, or purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any capital stock, assets (other than assets acquired in the ordinary course of business), obligation, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person including, without limitation, any hostile takeover, hostile tender offer or similar hostile transaction (collectively, “Investments”), except: (1) a direct obligation of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper rated at least “A-1” by Standard & Poor’s Corporation or “P-1” by Moody’s Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank or federal savings bank having capital and surplus in excess of $250,000,000; (4) a direct obligation of any state or municipality within the United States with maturities of one year or less from the date of acquisition and which, at the time of such acquisition, is accorded one of the two highest debt ratings for obligations of such type by Standard & Poor’s or Moody’s; (5) mutual funds investing in assets of the type described in items (1), (2), (3) or (4) above which in any case would be classified as a current asset in accordance with GAAP which are managed by a fund manager of recognized standing in the United States and having capital and surplus of at least $100,000,000 or having at least $250,000,000 under management; (6) stock, obligation, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower or any Subsidiary provided such issuance is approved by the board of directors of the issuer thereof; (7) a loan or advance from the Borrower to a Subsidiary, or from a Subsidiary to a Subsidiary, or from a Subsidiary to the Borrower (subject, however, to the limitations set forth below in the case of Investments in Subsidiaries that are not Guarantors); (8) any Permitted Acquisition; (9) an Investment in a Wholly-Owned Subsidiary, which Investment is, or constitutes a part of, an Internal Reorganization (subject, however, to the limitations set forth below in the case of Investments in Subsidiaries that are not Guarantors); (10) redemptions and repurchases of senior Debt permitted to be incurred under this Agreement so long as the aggregate amount of such redemptions and repurchases do not exceed $300,000,000 plus an amount equal to fifty percent (50%) of the cumulative Net Income of the Borrower earned in any quarter ended after June 30, 2008 (excluding any quarter in which there is a loss) plus an amount equal to fifty percent (50%) of net proceeds received after the Third Amendment Effective Date by the Borrower or any Subsidiary from the sale or issuance of any equity interests (other than Disqualified Stock); (11) redemption and repurchases in respect of any subordinated Debt of Borrower or any of its Wholly-Owned Subsidiaries so long as the Interest Coverage Ratio shall be greater than or equal to 1.75 to 1.00; (12) any redemption, repurchase, exchange or refinancing of Debt (a) in exchange for, or out of the proceeds of the substantially concurrent issuance and sale of, equity interests (other than Disqualified Stock), or (b) in exchange for, or out of the proceeds of the substantially concurrent incurrence of, Refinancing Debt; (13) Investments in Subsidiaries that are not Guarantors and that are not any Joint Venture (subject, however, to the limitations set forth below); (14) any other Investment not identified in clauses (1) though (13) above (subject, however, to the limitations set forth below); provided further that, (a) the aggregate amount of all Investments by the Borrower and its Subsidiaries permitted under clauses (13) and (14) above and the contingent obligations under guaranties permitted under clause (3) of Section 6.08 below does not at any time exceed thirty-five percent (35%) of Consolidated Tangible Net Worth, and (b) neither the Borrower nor any Subsidiary may repurchase or redeem any equity interests they have issued at any time other than pursuant to the provisions of this Section 6.07.
          2.20 Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 6.09 Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, or permit any Subsidiary to enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower’s or such Guarantor’s or any Subsidiary’s business and upon fair and reasonable terms no less favorable to the Borrower or such Guarantor or any Subsidiary than would obtain in a comparable arm’s-length transaction with a Person not an Affiliate (which exception shall include the payment of insurance premiums to UHIC for the purchase of construction warranties and builder default protection for buyers of Housing Units from the Borrower or any of its Subsidiaries and to the Title Companies for title insurance); provided however that, the following transactions shall not be prohibited by this Section 6.09: (i) transactions involving the purchase, sale or exchange of property having a value of $500,000 or less; (ii) transactions otherwise permitted by this Agreement; (iii) the issuance of any equity interests (whether common or preferred), other than Disqualified Stock, to Affiliates that are not officers or directors of Borrower or any Guarantor; and (iv) the execution of customary agreements entered into with shareholders relating to (x) registration rights and, related to such registration rights, reasonable indemnification rights and reasonable cost reimbursements, (y) board observation rights and (z) other provisions reasonably acceptable to the Agent.
          2.21 Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 6.11 Amendment or Modification of Senior Indentures. Amend or modify, or permit any amendment or modification of, any of the Senior Indentures (other than those provided for in (a) clauses (7), (8), or (9) of Section 9.01 of the Base Indenture 2001, (b) clauses (1), (4), (5) of Section 9.01 of the Base Indenture 2002, (c) clauses (1), (3), or (6) of Section 13.01 of the Base Indenture 2004, and (d) any similar provision set forth in any indenture entered into after the date hereof in connection with any Refinancing Debt with respect to the Senior Notes, in each case as such provisions exist on the date hereof or, for any indenture under clause (d) above, on the date of execution) if such amendment or modification has the effect of making any terms, covenants or restrictions contained therein, taken as a whole, as determined by the Agent in its reasonable discretion prior to such amendment or modification, more restrictive than such terms, covenants or restrictions prior to giving effect to such amendment or modification; provided that, for any amendment or modification permitted by the foregoing clause (other than those specified in the parenthetical thereof), the Borrower shall provide Agent a certificate with respect to the amendment or modification not containing any more restrictive terms and satisfactory evidence thereof prior to entering into such amendment or modification.

          2.22 Amendment to Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by deleting the phrase “or permit BMC to engage in any business other than mortgage banking” in such Section.
          2.23 Amendment to Section 7.01. Section 7.01 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 7.01 Minimum Consolidated Tangible Net Worth. The Borrower will maintain at all times a Consolidated Tangible Net Worth of not less than $100,000,000.
          2.24 Amendment to Section 7.02. Section 7.02 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 7.02 [Intentionally Deleted].
          2.25 Amendment to Section 7.03. Section 7.03 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 7.03 [Intentionally Deleted].
          2.26 Amendment to Section 7.04. Section 7.04 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 7.04 [Intentionally Deleted].
          2.27 Amendment to Section 7.05. Section 7.05 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 7.05 [Intentionally Deleted.]
          2.28 Amendment to Section 7.06. Section 7.06 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 7.06 Minimum Liquidity. If, as of the last day of the fiscal quarter most recently ended, the Interest Coverage Ratio is less than 1.75 to 1.00, the Borrower shall maintain either (a) the ratio of (i) Adjusted Cash Flow From Operations for the last four quarters then ended to(ii) Interest Incurred by the Loan Parties for the last four quarters then ended equal to or in excess of 1.75 to 1.00, or (b) Unrestricted Cash not included in the Secured Borrowing Base, together with any Borrowing Base Availability, in an amount of not less than $120,000,000.

          2.29 Amendment to Section 8.01(11). Section 8.01(11) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (11) Except with respect to releases of Liens permitted under this Agreement, any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby;
          2.30 Amendment to Section 8.01(12). Section 8.01(12) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     (12) Any Loan Party shall default in the observance or performance of (a) any covenant contained in Section 5.16 or (b) any term, covenant or agreement contained in the Cash Collateral Agreement, the Collateral Agreement or any Mortgage, and such default contained in this clause (b) shall continue unremedied for 30 consecutive days;
          2.31 Amendment to Section 8.01(13). Section 8.01(13) of the Credit Agreement is hereby amended by deleting such Section in its entirety.
          2.32 Amendment to Section 10.07. Section 10.07 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:
     Section 10.07 CHOICE OF LAW. THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          2.33 Amendment to Exhibit D. Exhibit D of the Credit Agreement is hereby amended by deleting such Exhibit D in its entirety and inserting in lieu thereof the Exhibit D attached hereto.
          2.34 Amendment to Exhibit G-1. Exhibit G-1 of the Credit Agreement is hereby amended by deleting such Exhibit G-1 in its entirety and inserting in lieu thereof Exhibit G-1 attached hereto.
          2.35 Amendment to Schedule IV. Schedule IV of the Credit Agreement is hereby amended by deleting such Schedule IV in its entirety and inserting in lieu thereof Schedule IV attached hereto.
          2.36 Amendment to Governing Law of Loan Documents. ANY LOAN DOCUMENT WHICH IS STATED TO BE GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA LAW (OTHER THAN A DEED OF TRUST OR SIMILAR COLLATERAL DOCUMENT WITH RESPECT TO REAL PROPERTY LOCATED IN

NORTH CAROLINA) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 3. CONDITIONS PRECEDENT.
          3.1 Effective Date. This Third Amendment shall become effective as of the date first set forth above (the “Third Amendment Effective Date”) following the date on which all of the following conditions have been satisfied or waived:
     (a) The Agent shall have received:
     (1) this Third Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lenders constituting Required Lenders;
     (2) an Acknowledgment and Consent, in the form set forth as Exhibit A hereto, executed and delivered by a duly authorized officer of each Guarantor (such Acknowledgment and Consent, together with this Third Amendment, the “Amendment Documents”);
     (3) a favorable opinion of counsel for the Borrower in form and substance reasonably satisfactory to the Agent; and
     (4) all fees and expenses related to this Third Amendment to be paid by Borrower.
     (b) After giving effect to this Third Amendment, there shall be no Default or Event of Default.
     SECTION 4. GENERAL.
          4.1 Representations and Warranties.
          (a) In order to induce the Agents and the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants to the Agents, the Arrangers and the Lenders that the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (after giving effect hereto) as if made on and as of the Third Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that, the representations and warranties contained in Section 4.04 (Financial Statements), Section 4.06 (Other Agreements), Section 4.07 (Litigation), Section 4.14 (Law; Environment) and Section 4.17 (Accuracy of Information) shall be deemed to be made as set forth in the Credit Agreement except that such representations and warranties shall be deemed to be made with an exception for the matters identified in the Borrower’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

          (b) In order to induce the Agents and the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants to the Agents, the Arrangers and the Lenders that (i) each of the Borrower and the Guarantors has all necessary corporate power and authority to execute and deliver the Amendment Documents, (ii) the execution and delivery by each such party of the Amendment Documents have been duly authorized by all necessary corporate action on its part, and (iii) the Amendment Documents have been duly executed and delivered by each such party and constitute each such party’s legal, valid and binding obligation, enforceable in accordance with its terms.
          (c) In order to induce the Agents and the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants to the Agents, the Arrangers and the Lenders that the Consolidated Tangible Net Worth of the Borrower as of June 30, 2008 is greater than or equal to $350,000,000.
          (d) In order to induce the Agents and the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants to the Agents, the Arrangers and the Lenders that as of the Third Amendment Effective there has been no material adverse change in the condition (financial or otherwise), business, or operations of the Borrower and its Subsidiaries since March 31, 2007 except for the matters identified in the Borrower’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.
          4.2 Waiver of Claims. The Borrower acknowledges that the Agent and Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationships with the Loan Parties in connection with this Third Amendment and in connection with the Credit Agreement and the other Loan Documents, the Borrower hereby waiving and releasing any claims to the contrary. The Borrower, on its own behalf and on behalf of each of its Affiliates, releases and discharges the Agent and Lenders, all Affiliates of the Agent and Lenders, all officers, directors, employees, attorneys and agents of the Agent and Lenders or any of their Affiliates, and all of their predecessors in interest, from any and all claims, defenses, and causes of action arising out of or in any way related to any of the Loan Documents, whether known or unknown, and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by the Borrower or any Affiliate of the Borrower and that arise out of any one or more circumstances or events that occurred prior to the date of this Third Amendment.
          4.3 Notice of Effectiveness. The Agent shall promptly advise the Lenders and the Borrower that this Third Amendment has become effective and of the Third Amendment Effective Date.
          4.4 APPLICABLE LAW AND JURISDICTION. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          4.5 Counterparts. This Third Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          4.6 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Agents and the Lenders and each of their respective successors and assigns. The execution and delivery of this Third Amendment by any Lender prior to the Third Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.
          4.7 Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this Third Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Third Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in any Credit Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Third Amendment.
          4.8 Headings. Section headings used in this Third Amendment are for convenience of reference only, are not part of this Third Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Third Amendment.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:	BEAZER HOMES USA, INC., a Delaware corporation

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President
Signature Page to Third Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND, as a Lender
By:
Name:
Title:

GUARANTY BANK, as a Lender
By:
Name:
Title:

Signature Page to Third Amendment

REGIONS FINANCIAL CORPORATION, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

CITY NATIONAL BANK, a national banking association, as a Lender
By:
Name:
Title:

PNC BANK, N.A., as a Lender
By:
Name:
Title:

UBS LOAN FINANCE, LLC, as a Lender
By:
Name:
Title:

Signature Page to Third Amendment

COMERICA BANK, as a Lender
By:
Name:
Title:

EXHIBIT A
ACKNOWLEDGMENT AND CONSENT
     Reference is made to the Third Amendment, dated as of August 7, 2008 (the “Third Amendment”), to and under the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation, the several lenders from time to time parties thereto and Wachovia Bank, National Association, as agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
     Each of the undersigned parties to the Guaranty hereby (a) consents to the transactions contemplated by the Third Amendment, (b) acknowledges and agrees that the guarantees made by such party contained in the Guaranty and the grants of security interests made by such party in the Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Third Amendment, and (c) on its own behalf and on behalf of each of its Affiliates, releases and discharges the Agent and Lenders, all Affiliates of the Agent and Lenders, all officers, directors, employees, attorneys and agents of the Agent and Lenders or any of their Affiliates, and all of their predecessors in interest, from any and all claims, defenses, and causes of action arising out of or in any way related to any of the Loan Documents, whether known or unknown, and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by the undersigned or any Affiliate of the undersigned and that arise out of any one or more circumstances or events that occurred prior to the date of the Third Amendment.

GUARANTORS:	APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY, INC.
BEAZER REALTY CORP.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President

Acknowledgement and Consent

BEAZER MORTGAGE CORPORATION

By:
	Name:	Mike Furlow
	Title:	Executive Vice President

ARDEN PARK VENTURES, LLC
BEAZER CLARKSBURG, LLC
BEAZER COMMERCIAL HOLDINGS, LLC
BEAZER HOMES INVESTMENTS, LLC
BEAZER HOMES MICHIGAN, LLC
DOVE BARRINGTON DEVELOPMENT LLC

By: BEAZER HOMES CORP., its Managing Member

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President

BEAZER SPE, LLC

By: BEAZER HOMES HOLDINGS CORP., its Member

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President

BEAZER HOMES INDIANA, LLP
BEAZER REALTY SERVICES, LLC
PARAGON TITLE, LLC
TRINITY HOMES, LLC

By: BEAZER HOMES INVESTMENTS, LLC, its Managing Member or Managing Partner

By: BEAZER HOMES CORP., its Managing Member

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President

Acknowledgement and Consent

BEAZER HOMES TEXAS, L.P. TEXAS LONE STAR TITLE, L.P.

By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President

BH BUILDING PRODUCTS, LP

By: BH PROCUREMENT SERVICES, LLC, its General Partner

By: BEAZER HOMES TEXAS, L.P., its Managing Member

By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President

BH PROCUREMENT SERVICES, LLC

By: BEAZER HOMES TEXAS, L.P., its Managing Member

By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner

By:
	Name:	Robert S. Salomon
	Title:	Senior Vice President